Exhibit 24


                 POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS that the
undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Peter Laterza, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of shares of Pittston Services Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of The Pittston Company to a Registration Statement or Statements on Form S-8 to be filed with the Securities and Exchange Commission in respect of said shares, any amendments and any post-effective amendments thereto, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto set my hand

this  6th   day of   May      , 1994.


                                                     ROGER G. ACKERMAN

                                         _________________________________
                                                     Roger G. Ackerman


                 POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS that the
undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Peter Laterza, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of shares of Pittston Services Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of The Pittston Company to a Registration Statement or Statements on Form S-8 to be filed with the Securities and Exchange Commission in respect of said shares, any amendments and any post-effective amendments thereto, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto set my hand

this  5th   day of    May     , 1994.



                                                     MARK J. ANTON
                                         _________________________________
                                                     Mark J. Anton
                 POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS that the
undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Peter Laterza, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of shares of Pittston Services Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of The Pittston Company to a Registration Statement or Statements on Form S-8 to be filed with the Securities and Exchange Commission in respect of said shares, any amendments and any post-effective amendments thereto, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto set my hand

this   5    day of    May     , 1994.


                                                     JAMES R. BARKER
                                         _________________________________
                                                     James R. Barker

                 POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS that the
undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Peter Laterza, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of shares of Pittston Services Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of The Pittston Company to a Registration Statement or Statements on Form S-8 to be filed with the Securities and Exchange Commission in respect of said shares, any amendments and any post-effective amendments thereto, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto set my hand

this  4th   day of   May      , 1994.


                                                     JAMES L. BROADHEAD
                                         _________________________________
                                                     James L. Broadhead
                 POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS that the
undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Peter Laterza, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of shares of Pittston Services Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of The Pittston Company to a Registration Statement or Statements on Form S-8 to be filed with the Securities and Exchange Commission in respect of said shares, any amendments and any post-effective amendments thereto, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto set my hand

this  5th   day of    May     , 1994.


                                                     WILLIAM F. CRAIG
                                         _________________________________
                                                     William F. Craig
                POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS that the
undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Peter Laterza, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of shares of Pittston Services Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of The Pittston Company to a Registration Statement or Statements on Form S-8 to be filed with the Securities and Exchange Commission in respect of said shares, any amendments and any post-effective amendments thereto, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto set my hand

this  6th   day of     May    , 1994.




                                                     EDWARD G. JORDAN
                                         _________________________________
                                                     Edward G. Jordan

                POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS that the
undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Peter Laterza, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of shares of Pittston Services Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of The Pittston Company to a Registration Statement or Statements on Form S-8 to be filed with the Securities and Exchange Commission in respect of said shares, any amendments and any post-effective amendments thereto, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto set my hand

this  3rd   day of    May     , 1994.



                                                     DAVID L. MARSHALL
                                         _________________________________
                                                     David L. Marshall

                POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS that the
undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Peter Laterza, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of shares of Pittston Services Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of The Pittston Company to a Registration Statement or Statements on Form S-8 to be filed with the Securities and Exchange Commission in respect of said shares, any amendments and any post-effective amendments thereto, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto set my hand

this  5th   day of     May    , 1994.


                                                     ROBERT H. SPILMAN
                                         _________________________________
                                                     Robert H. Spilman
                POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS that the
undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Peter Laterza, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of shares of Pittston Services Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of The Pittston Company to a Registration Statement or Statements on Form S-8 to be filed with the Securities and Exchange Commission in respect of said shares, any amendments and any post-effective amendments thereto, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto set my hand

this   3rd  day of    May     , 1994.


                                                    ROBERT G. STONE, JR.
                                         _________________________________
                                                    Robert G. Stone, Jr.
                POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS that the
undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Peter Laterza, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of shares of Pittston Services Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the exercise of options granted pursuant to the 1988 Stock Option Plan, upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan and upon the distribution of such shares pursuant to the Key Employees' Deferred Compensation Program, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of The Pittston Company to a Registration Statement or Statements on Form S-8 to be filed with the Securities and Exchange Commission in respect of said shares, any amendments and any post-effective amendments thereto, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto set my hand

this  4th   day of     May    , 1994.


                                                     ADAM H. ZIMMERMAN
                                         _________________________________
                                                     Adam H. Zimmerman

                POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS that the
undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Peter Laterza, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of shares of Pittston Services Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan (the "Plan") and of interests in the Plan, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of The Pittston Company to a Registration Statement or Statements on Form S-8 to be filed with the Securities and Exchange Commission in respect of said shares, any amendments and any post-effective amendments thereto, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto set my hand

this   5th  day of May, 1994.



                                                 EDWARD P. COX
                                         _____________________________
                                                 Edward P. Cox

                POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS that the
undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Peter Laterza, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of shares of Pittston Services Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan (the "Plan") and of interests in the Plan, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of The Pittston Company to a Registration Statement or Statements on Form S-8 to be filed with the Securities and Exchange Commission in respect of said shares, any amendments and any post-effective amendments thereto, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto set my hand

this  3rd   day of May, 1994.




                                                    ROBERT D. DUKE
                                         ____________________________
                                                    Robert D. Duke

                POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS that the
undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Peter Laterza, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of shares of Pittston Services Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan (the "Plan") and of interests in the Plan, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of The Pittston Company to a Registration Statement or Statements on Form S-8 to be filed with the Securities and Exchange Commission in respect of said shares, any amendments and any post-effective amendments thereto, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto set my hand

this   3rd  day of May, 1994.



                                                   JAMES B. HARTOUGH
                                         ____________________________
                                                   James B. Hartough

                POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS that the
undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Peter Laterza, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of shares of Pittston Services Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share, for issuance upon the purchase of such shares pursuant to the 1994 Employee Stock Purchase Plan (the "Plan") and of interests in the Plan, including specifically, but without limitation thereof, power and authority to sign his name as officer and/or director of The Pittston Company to a Registration Statement or Statements on Form S-8 to be filed with the Securities and Exchange Commission in respect of said shares, any amendments and any post-effective amendments thereto, and any instruments or documents filed as part of or in connection with said Registration Statement or Statements or amendments; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto set my hand

this  3rd   day of May, 1994.


                                                    FRANK T. LENNON
                                         ____________________________
                                                    Frank T. Lennon